COMMITMENTS AND CONTINGENCIES - Purchase commitments (Details) $ in Thousands	Dec. 31, 2018 USD ($)
COMMITMENTS AND CONTINGENCIES
2019	$ 644
2020	644
2021	408
2022	277
2023 and thereafter	505
Total	$ 2,478